January 27, 2005

DREYFUS PREMIER HEALTH CARE FUND (A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

Supplement to Statement of Additional Information dated November 1, 2004

The following information supersedes and replaces any contrary information contained in the section of the Fund’s Statement of Additional Information entitled “Portfolio Management”:

Dreyfus Premier Health Care Fund’s primary portfolio manager is Elizabeth Slover.